2Q 2018 SUPPLEMENTAL INFORMATION Dedicated to Value Creation. Committed to Our Operator Roots. Exhibit 99.2

CONTENT 03 COMPANY INFORMATION 04 OVERVIEW 05 PORTFOLIO Summary - Triple-Net Summary - Senior Housing Managed Summary - Loans and Other Investments Development Pipeline NOI Concentrations Geographic Concentrations Lease Expirations 14 INVESTMENT ACTIVITY Year-to-Date Recent 18 CAPITALIZATION Overview Indebtedness Debt Maturity Credit Metrics and Ratings 22 FINANCIAL INFORMATION Condensed Consolidated Financial Statements - Statements of Income Condensed Consolidated Financial Statements - Balance Sheets Condensed Consolidated Financial Statements - Statements of Cash Flows FFO, Normalized FFO, AFFO and Normalized AFFO Pro Forma Information Components of Net Asset Value (NAV) 28 APPENDIX Disclaimer Reporting Definitions Discussion and Reconciliation of Certain Non-GAAP Financial Measures: http://www.sabrahealth.com/investors/financials/reports-presentations/non-gaap 2 SABRA 2Q 2018 SUPPLEMENTAL INFORMATION June 30, 2018

COMPANY INFORMATION SENIOR MANAGEMENT Rick Matros Harold Andrews Jr. Talya Nevo-Hacohen Chairman of the Board, President Executive Vice President, Chief Executive Vice President, Chief and Chief Executive Officer Financial Officer and Secretary Investment Officer and Treasurer BOARD OF DIRECTORS Rick Matros Michael Foster Jeffrey Malehorn Chairman of the Board, President Lead Independent Director Director and Chief Executive Officer Craig Barbarosh Ronald Geary Milton Walters Director Director Director Robert Ettl Raymond Lewis Director Director CONTACT INFORMATION Sabra Health Care REIT, Inc. Transfer Agent 18500 Von Karman Avenue American Stock Transfer Suite 550 and Trust Company Irvine, CA 92612 6201 15th Avenue 888.393.8248 Brooklyn, NY 11219 sabrahealth.com 3 SABRA 2Q 2018 SUPPLEMENTAL INFORMATION June 30, 2018

OVERVIEW Financial Metrics Dollars in thousands, except per share data Three Months Ended Six Months Ended June 30, 2018 Revenues $ 166,312 $ 332,398 Net operating income 162,740 326,073 Cash net operating income 149,263 299,779 Diluted per share data attributable to common stockholders: EPS $ 1.08 $ 1.42 FFO 0.58 1.22 Normalized FFO 0.61 1.24 AFFO 0.55 1.14 Normalized AFFO 0.57 1.16 Dividends per common share 0.45 0.90 Capitalization and Market Facts Key Credit Metrics (2) Pro Forma June 30, 2018 June 30, 2018 Common shares outstanding 178.3 million Net Debt to Adjusted EBITDA 5.53x Common equity Market Capitalization $3.9 billion Including unconsolidated joint venture 5.99x Total Debt (1) $3.8 billion Interest Coverage 4.14x Total Enterprise Value (1) $7.6 billion Fixed Charge Coverage Ratio 3.88x Total Debt/Asset Value 50% Common stock closing price $21.73 Secured Debt/Asset Value 8% Common stock 52-week range $15.78 - $24.60 Unencumbered Assets/Unsecured Debt 216% Common stock ticker symbol SBRA Portfolio (3) Dollars in thousands As of June 30, 2018 Property Count Investment Beds/Units Occupancy Percentage (4) Investment in Real Estate Properties, gross Triple-Net Portfolio: Skilled Nursing / Transitional Care 352 $ 4,242,748 40,077 81.8% Senior Housing - Leased 89 1,200,923 7,156 86.2 Specialty Hospitals and Other 22 618,316 1,085 86.3 Total Triple-Net Portfolio 463 6,061,987 48,318 Senior Housing - Managed 24 308,221 1,712 91.4 Consolidated Equity Investments 487 6,370,208 50,030 Unconsolidated Joint Venture Senior Housing - Managed 172 731,597 7,652 80.5 Total Equity Investments 659 7,101,805 57,682 Investment in Direct Financing Lease, net 1 23,198 Investments in Loans Receivable, gross (5) 22 55,114 Preferred Equity Investments, gross (6) 13 51,348 Includes 73 relationships in 44 U.S. states Total Investments 695 $ 7,231,465 and Canada (1) Includes Sabra's 49% pro rata share of the debt of its unconsolidated joint venture. (2) Assumes that the remaining CCP rent reductions and the full $19.0 million Genesis rent reduction were completed as of June 30, 2018. See page 21 of this supplement for important information about these debt ratios. (3) Excludes one real estate property held for sale. (4) Occupancy Percentage is presented for the trailing twelve month period and one quarter in arrears, except for Senior Housing - Managed, which is presented for the trailing three month period. (5) Three of our investments in Loans Receivable contain purchase options on three Senior Housing developments with 126 beds/units. (6) Our Preferred Equity investments include investments in entities owning 12 Senior Housing developments with 1,227 beds/units and one Skilled Nursing/Transitional Care development with 120 beds/ units. 4 SABRA 2Q 2018 SUPPLEMENTAL INFORMATION June 30, 2018

PORTFOLIO Summary - Triple-Net Portfolio Triple-Net Portfolio Dollars in thousands Cash NOI As of June 30, 2018 Three Months Ended Property Type Number of Properties Number of Beds/Units Investment June 30, 2018 March 31, 2018 Skilled Nursing/Transitional Care 352 40,077 $ 4,242,748 $ 97,439 $ 99,003 Senior Housing - Leased 89 7,156 1,200,923 21,918 21,173 Specialty Hospitals and Other 22 1,085 618,316 12,000 11,832 Total 463 48,318 $ 6,061,987 $ 131,357 $ 132,008 Same Store Triple-Net Portfolio(1) Dollars in thousands Cash NOI Three Months Ended Property Type Number of Properties June 30, 2018 March 31, 2018 Skilled Nursing/Transitional Care 350 $ 91,704 $ 90,358 Senior Housing - Leased 84 20,422 20,241 Specialty Hospitals and Other 22 12,000 11,832 Total 456 $ 124,126 $ 122,431 Operating Statistics Triple-Net Portfolio(2) Coverage EBITDAR EBITDARM Occupancy Percentage Skilled Mix Property Type 2Q 2018 1Q 2018 2Q 2018 1Q 2018 2Q 2018 1Q 2018 2Q 2018 1Q 2018 Skilled Nursing/Transitional Care 1.27x 1.31x 1.74x 1.79x 81.8% 81.6% 39.1% 38.4% Senior Housing - Leased 1.06x 1.09x 1.24x 1.26x 86.2% 86.5% NA NA Specialty Hospitals and Other 3.25x 3.42x 3.54x 3.72x 86.3% 83.4% NA NA Same Store Operating Statistics Triple-Net Portfolio(3) Coverage EBITDAR EBITDARM Occupancy Percentage Skilled Mix Property Type 2Q 2018 1Q 2018 2Q 2018 1Q 2018 2Q 2018 1Q 2018 2Q 2018 1Q 2018 Skilled Nursing/Transitional Care 1.25x 1.27x 1.74x 1.77x 81.6% 81.4% 37.6% 37.8% Senior Housing - Leased 1.07x 1.09x 1.24x 1.26x 86.1% 86.4% NA NA Specialty Hospitals and Other 5.92x 5.56x 6.40x 6.01x 71.4% 70.9% NA NA (1) Same store triple-net portfolio includes all facilities owned for the full period in both comparison periods. (2) EBITDAR Coverage, EBITDARM Coverage, Occupancy Percentage and Skilled Mix (collectively, “Operating Statistics”) for each period presented include only Stabilized Facilities owned by the Company as of the end of the respective period. Operating Statistics are only included in periods subsequent to our acquisition except for (i) the legacy CCP tenants, which are presented as if these real estate investments were owned by Sabra during the entire period presented and reflect the previously announced rent repositioning program for certain of our tenants who were legacy tenants of CCP and (ii) EBITDAR Coverage and EBITDARM Coverage for the North American Healthcare portfolio is presented on a trailing twelve month basis and consists of the EBITDAR Coverage and EBITDARM Coverage, respectively, for facilities owned by Sabra in periods subsequent to our acquisition and underwritten stabilized EBTIDAR Coverage and EBITDARM Coverage, respectively, for periods preceding our acquisition. In addition, Operating Statistics are presented for the twelve months ended at the end of the respective period and one quarter in arrears. As such, Operating Statistics exclude assets acquired after March 31, 2018. (3) Same store Operating Statistics are presented for the twelve months ended at the end of the respective period and one quarter in arrears for Stabilized Facilities owned for the full period in both comparison periods except for the legacy CCP tenants, which are presented as if these real estate investments were owned by Sabra during the entire period presented and reflect the previously announced rent repositioning program for certain of our tenants who were legacy tenants of CCP. 5 SABRA 2Q 2018 SUPPLEMENTAL INFORMATION June 30, 2018

PORTFOLIO Summary - Real Estate Continued Pro Forma Top 10 Relationships (1) Twelve Months Ended June 30, 2018 Number of Sabra % of Pro Forma Tenant Primary Facility Type Properties (2) Lease Coverage (3) Annualized Cash NOI Senior Care Centers (4) Skilled Nursing 38 1.02x 10.2% Enlivant Assisted Living 183 NA 8.2% (4) Avamere Family of Companies Skilled Nursing 29 1.23x 7.2% Signature Healthcare (5) Skilled Nursing 45 1.16x 6.2% (6) Holiday AL Holdings LP Independent Living 21 1.15x 5.9% (7) North American Healthcare Skilled Nursing 23 1.27x 5.9% Signature Behavioral Behavioral Hospitals 6 1.56x 5.5% (8) Genesis Healthcare, Inc. Skilled Nursing 27 1.20x 5.4% Cadia Healthcare Skilled Nursing 9 1.46x 5.0% The McGuire Group Skilled Nursing 7 1.70x 2.7% (1) Pro forma top 10 relationships assumes the previously announced rent repositioning program for certain of our tenants who were legacy tenants of CCP was completed at the beginning of the period presented. (2) Consists of properties directly owned by us and properties owned through our joint venture with Enlivant. (3) Lease Coverage for tenants is defined as the EBITDAR Coverage for Stabilized Facilities operated by the applicable tenant, unless there is a corporate guarantee and the guarantor level fixed charge coverage is a more meaningful indicator of the tenant’s ability to make rent payments. Lease Coverage is for the twelve months ended June 30, 2018 and is presented one quarter in arrears. Lease Coverage for legacy CCP tenants is presented as if these real estate investments were owned by Sabra during the entire period presented and reflects the previously announced rent repositioning program for certain of our tenants who were legacy tenants of CCP. (4) Lease Coverage reflects guarantor level fixed charge coverage for these relationships. (5) Excludes one skilled nursing/transitional care facility classified as held for sale as of June 30, 2018. (6) Lease Coverage reflects guarantor level fixed charge coverage, pro forma for Holiday AL Holdings LP's recently announced termination agreement on facilities leased from New Senior Investment Group, Inc. The Holiday AL Holdings LP portfolio consists of 21 independent living communities that the Company underwrote at a 1.10x EBITDAR Coverage. (7) The North American Healthcare portfolio coverage is presented on a trailing twelve month basis and consists of the EBITDAR Coverage for facilities owned by Sabra in periods subsequent to our acquisition and underwritten stabilized EBITDAR Coverage for periods preceding our acquisition. (8) Lease Coverage reflects guarantor level fixed charge coverage, pro forma for rent reductions from Sabra and other Genesis landlords and the impact of recent refinancings. 6 SABRA 2Q 2018 SUPPLEMENTAL INFORMATION June 30, 2018

PORTFOLIO Summary - Senior Housing Managed Senior Housing - Managed Portfolio Dollars in thousands Capital Expenditures Number of Number of Properties Units Investment Three Months Ended Six Months Ended As of June 30, 2018 June 30, 2018 Wholly-Owned AL 16 956 $ 182,795 $ 463 $ 946 IL 8 756 125,426 166 208 24 1,712 308,221 629 1,154 Sabra's Share of Unconsolidated JV (1) AL 172 7,652 731,597 1,405 2,379 Total 196 9,364 $ 1,039,818 $ 2,034 $ 3,533 Operator Enlivant 183 8,283 $ 857,553 $ 1,860 $ 3,306 Sienna 9 865 128,105 165 214 Other 4 216 54,160 9 13 Total 196 9,364 $ 1,039,818 $ 2,034 $ 3,533 Senior Housing - Managed Portfolio Operating Results (2) Dollars in thousands, except REVPOR Revenues Cash NOI Cash NOI Margin % REVPOR Occupancy Percentage 2Q 2018 1Q 2018 2Q 2018 1Q 2018 2Q 2018 1Q 2018 2Q 2018 1Q 2018 2Q 2018 1Q 2018 Wholly-Owned AL $ 12,620 $ 12,396 $ 3,317 $ 3,220 26.3% 26.0% $ 4,747 $ 4,671 92.8% 92.3% IL 4,909 4,952 1,914 2,094 39.0% 42.3% 2,201 2,377 89.9% 91.8% 17,529 17,348 5,231 5,314 29.8% 30.6% 3,532 3,611 91.4% 92.1% Sabra's Share of Unconsolidated JV (1) AL 36,657 36,291 8,727 9,371 23.8% 25.8% 4,051 3,998 80.5% 80.7% Total $ 54,186 $ 53,639 $ 13,958 $ 14,685 25.8% 27.4% $ 3,875 $ 3,870 83.8% 84.1% Operator Enlivant $ 45,728 $ 45,046 $ 11,355 $ 11,715 24.8% 26.0% $ 4,222 $ 4,158 82.4% 82.4% Sienna 5,375 5,406 2,029 2,196 37.7% 40.6% 2,112 2,268 90.3% 91.9% Other 3,083 3,187 574 774 18.6% 24.3% 5,954 5,749 86.3% 90.5% Total $ 54,186 $ 53,639 $ 13,958 $ 14,685 25.8% 27.4% $ 3,875 $ 3,870 83.8% 84.1% (1) Reflects Sabra's 49% pro rata share of applicable amounts related to its unconsolidated joint venture with Enlivant. (2) REVPOR and Occupancy Percentage include only Stabilized Facilities owned by the Company as of the end of the period presented. In addition, revenues, Cash NOI and REVPOR have been adjusted for changes in the foreign currency exchange rate where applicable. 7 SABRA 2Q 2018 SUPPLEMENTAL INFORMATION June 30, 2018

PORTFOLIO Summary - Loans and Other Investments Loans Receivable and Other Investments Dollars in thousands As of June 30, 2018 Weighted Weighted Average Average Interest Income Number of Contractual Annualized Effective Three Months Ended Loan Type Loans Property Type Principal Balance Book Value Interest Rate Interest Rate June 30, 2018 (1) Maturity Date Mortgage 1 Specialty Hospital $ 15,332 $ 15,332 10.0% 10.0% $ 351 01/31/27 04/30/21- Construction 2 Senior Housing 3,989 4,055 8.0% 7.8% 69 09/30/22 Mezzanine 1 Skilled Nursing 25,000 2,301 10.0% 41.9% 243 05/25/20 Pre-development 1 Senior Housing 2,357 2,357 9.0% 8.4% 54 04/01/20 12/31/17- Other 17 Multiple 34,009 32,191 8.5% 9.7% 692 04/30/27 22 80,687 56,236 9.3% 10.9% $ 1,409 Loan loss reserve — (356) $ 80,687 $ 55,880 Other Income Number of Total Funding Total Amount Three Months Ended Other Investment Type Investments Property Type Commitments Funded Book Value Rate of Return June 30, 2018 (1) Skilled Nursing / Preferred Equity 13 Senior Housing $ 40,399 $ 39,763 $ 51,348 12.6% $ 1,579 (1) Includes income related to loans receivable and other investments held as of June 30, 2018. 8 SABRA 2Q 2018 SUPPLEMENTAL INFORMATION June 30, 2018

PORTFOLIO Development Pipeline Proprietary Development Pipeline (1) Dollars in thousands Estimated Real Estate Value As of June 30, 2018 Investment Type Property Type Investment Amount (2) Upon Completion Weighted Average Skilled Skilled Skilled Initial Nursing/ Nursing/ Nursing/ Cash Certificate of Preferred Forward Transitional Senior Transitional Senior Transitional Senior Occupancy Lease (3) State Loan Equity Commitment Care Housing Care Housing Care Housing Yield Timing Colorado 1 — — — 1 $ — $ 2,357 $ — $ 33,000 8.0% Q4 2017 Q1 2017- Indiana — 3 — — 3 — 13,227 — 74,800 7.3% Q3 2017 Kentucky — 1 — — 1 — 3,125 — 27,000 7.4% Q4 2015 Q4 2016- Ohio — 4 — — 4 — 13,153 — 111,100 7.3% Q2 2019 Tennessee — 1 — — 1 — 4,693 — 11,032 7.0% Q2 2017 Q3 2015- Texas 2 4 — 1 5 5,123 16,317 14,475 53,834 7.9% Q3 2018 3 13 — 1 15 $ 5,123 $ 52,872 $ 14,475 $ 310,766 7.5% Asset Transitioned to Real Estate Portfolio in 2Q 2018 Dollars in thousands Investment Type Property Type Investment Amount (2) Real Estate Value (4) Weighted Average Skilled Skilled Skilled Initial Nursing/ Nursing/ Nursing/ Cash Preferred Forward Transitional Senior Transitional Senior Transitional Senior Lease Loan Equity Commitment Care Housing Care Housing Care Housing Yield — — 1 — 1 $ — $ — $ — $ 24,365 7.5% New Assets in Real Estate Portfolio (5) Dollars in thousands As of June 30, 2018 Property Type Beds/Units Skilled Skilled Nursing/ Senior Senior Nursing/ Senior Senior % of Total Transitional Housing Housing Transitional Housing Housing Real Estate Real Estate State Care - Leased - Managed Care - Leased - Managed Value (4) Invested Arizona — 1 — — 48 — $ 10,348 0.2% California 1 — — 15 — — 7,372 0.1% Colorado — 2 — — 116 — 31,365 0.5% Florida — 1 — — 60 — 24,365 0.4% Illinois — 1 — — 46 — 5,622 0.1% Indiana — 1 — — 140 — 26,587 0.4% Louisiana 1 — — 144 — — 26,270 0.4% Minnesota — — 1 — — 72 15,450 0.2% Nevada — 1 — — 60 — 23,670 0.4% South Dakota — 1 — — 33 — 7,167 0.1% Texas 6 5 — 739 245 — 120,584 1.9% Virginia — 1 — — 60 — 23,000 0.3% Washington 1 — — 60 — — 13,641 0.2% Wisconsin — 2 1 — 88 24 21,953 0.3% Canada — 1 — — 70 — 26,646 0.4% 9 17 2 958 966 96 $ 384,040 5.9% (1) Includes projects invested in or committed to as of June 30, 2018. (2) Investment amount excludes accrued and unpaid interest receivable. (3) Certificate of occupancy timing represents the period in which the certificate of occupancy has been received for a development project where construction has been completed or when the certificate of occupancy is expected to be received for a development project that is currently under construction. (4) Real estate value excludes capitalized acquisition costs. (5) Includes properties built since 2010 and included in real estate investments as of June 30, 2018. 9 SABRA 2Q 2018 SUPPLEMENTAL INFORMATION June 30, 2018

PORTFOLIO NOI Concentrations (1) Pro Forma as of June 30, 2018 (2) RELATIONSHIP CONCENTRATION Senior Care Centers: 10.2% Enlivant: 8.2% Avamere Family of Companies: 7.2% Signature Healthcare: 6.2% Other: 62.3% Holiday AL Holdings LP: 5.9% ASSET CLASS CONCENTRATION Senior Housing - Leased: 15.1% Senior Housing - Managed: 10.0% Specialty Hospital Skilled Nursing/ and Other: 8.5% Transitional Care: 64.5% Interest and Other Income: 1.9% PAYOR SOURCE CONCENTRATION (3) Private Pay: 41.2% Non-Private: 58.8% (1) Concentrations are calculated using Annualized Cash NOI. Relationship and asset class concentrations use Annualized Cash NOI for real estate investments, investments in loans receivable and other investments, and investment in unconsolidated joint venture. Payor source concentration excludes Annualized Cash NOI from investments in loans receivable and other investments. We define Annualized Cash NOI as Annualized Revenues less operating expenses and non-cash revenues. (2) Assumes the previously announced rent repositioning program for certain of our tenants who were legacy tenants of CCP was completed at the beginning of the period presented. (3) Tenant and borrower revenue presented one quarter in arrears. 10 SABRA 2Q 2018 SUPPLEMENTAL INFORMATION June 30, 2018

PORTFOLIO Geographic Concentrations Property Type As of June 30, 2018 Unconsolidated JV Skilled Nursing/ Senior Housing - Senior Housing - Specialty Hospitals % of Consolidated Senior Housing - Location Transitional Care Leased Managed and Other Consolidated Total Total Managed Total % of Total Texas 60 15 — 14 89 18.3% 31 120 18.2% Indiana 14 6 — — 20 4.1 21 41 6.2 Washington 15 2 — — 17 3.5 17 34 5.2 Oregon 16 4 — — 20 4.1 11 31 4.7 California 25 1 — 4 30 6.2 — 30 4.5 Kentucky 25 — — 1 26 5.3 1 27 4.1 Wisconsin 9 4 2 — 15 3.1 10 25 3.8 Ohio 7 — — — 7 1.4 15 22 3.3 Massachusetts 19 — — — 19 3.9 — 19 2.9 Pennsylvania 3 — 5 — 8 1.6 11 19 2.9 Other (34 states & Canada) 159 57 17 3 236 48.5 55 291 44.2 Total 352 89 24 22 487 100.0% 172 659 100.0% % of Consolidated Total 72.3% 18.3% 4.9% 4.5% 100.0% % of Total 53.4% 13.5% 3.7% 3.3% 73.9% 26.1% 100.0% Distribution of Beds/Units As of June 30, 2018 Property Type Unconsolidated JV Total Number Skilled Nursing/ Senior Housing - Senior Housing - Specialty Hospitals % of Consolidated Senior Housing - Location of Properties Transitional Care Leased Managed and Other Consolidated Total Total Managed Total % of Total Texas 120 7,391 1,379 — 366 9,136 18.3% 1,236 10,372 18.0% Indiana 41 1,547 409 — — 1,956 3.9 963 2,919 5.1 Kentucky 27 2,672 — — 40 2,712 5.4 55 2,767 4.8 California 30 2,156 102 — 340 2,598 5.2 — 2,598 4.5 Washington 34 1,699 165 — — 1,864 3.7 725 2,589 4.5 Oregon 31 1,561 377 — — 1,938 3.9 399 2,337 4.0 Massachusetts 19 2,320 — — — 2,320 4.6 — 2,320 4.0 Connecticut 16 1,824 140 — — 1,964 3.9 — 1,964 3.4 Wisconsin 25 788 258 74 — 1,120 2.3 665 1,785 3.1 North Carolina 15 1,454 237 — — 1,691 3.4 — 1,691 2.9 Other (34 states & Canada) 301 16,665 4,089 1,638 339 22,731 45.4 3,609 26,340 45.7 Total 659 40,077 7,156 1,712 1,085 50,030 100.0% 7,652 57,682 100.0% % of Consolidated Total 80.1% 14.3% 3.4% 2.2% 100.0% % of Total 69.5% 12.4% 2.9% 1.9% 86.7% 13.3% 100.0% 11 SABRA 2Q 2018 SUPPLEMENTAL INFORMATION June 30, 2018

PORTFOLIO Geographic Concentrations Continued Investment (1) Dollars in thousands As of June 30, 2018 Property Type Total Number Skilled Nursing/ Senior Housing - Senior Housing - Specialty Hospitals Location of Properties Transitional Care Leased Managed and Other Total % of Total Texas 89 $ 590,256 $ 234,838 $ — $ 195,929 $ 1,021,023 16.0% California 30 436,727 35,901 — 222,010 694,638 10.9 Oregon 20 264,892 86,323 — — 351,215 5.5 Maryland 9 320,853 6,566 — — 327,419 5.1 New York 10 297,066 19,235 — — 316,301 5.0 Kentucky 26 231,573 — — 30,313 261,886 4.1 Indiana 20 174,427 59,888 — — 234,315 3.7 Washington 17 188,549 36,861 — — 225,410 3.5 Arizona 8 31,976 47,248 — 121,757 200,981 3.2 North Carolina 15 123,462 67,272 — — 190,734 3.0 Other (32 states & Canada) (2) 243 1,582,967 606,791 308,221 48,307 2,546,286 40.0 Total 487 $ 4,242,748 $ 1,200,923 $ 308,221 $ 618,316 $ 6,370,208 100.0% % of Total investment 66.6% 18.9% 4.8% 9.7% 100.0% (1) Excludes unconsolidated joint venture. (2) Investment balance in Canada is based on the exchange rate as of June 30, 2018 of $0.7613 per CAD $1.00. 12 SABRA 2Q 2018 SUPPLEMENTAL INFORMATION June 30, 2018

PORTFOLIO Lease Expirations Lease Expirations (1) Dollars in thousands As of June 30, 2018 2018 2019 2020 2021 2022 2023 2024 2025 2026 2027 Thereafter Total Skilled Nursing/ Transitional Care Properties 4 — 36 9 12 22 18 20 20 60 147 348 Beds/Units 489 — 4,548 1,175 1,360 2,742 1,827 2,174 2,248 6,047 17,192 39,802 Annualized Revenues $3,863 $ — $33,513 $7,972 $16,762 $29,117 $17,754 $14,566 $23,110 $51,183 $217,673 $415,513 Senior Housing - Leased Properties — — — 2 13 2 6 12 1 13 40 89 Beds/Units — — — 143 752 174 403 633 52 634 4,365 7,156 Annualized Revenues $ — $ — $ — $1,070 $ 8,267 $ 2,305 $ 4,344 $10,386 $ 632 $ 9,787 $ 63,825 $100,616 Specialty Hospitals and Other Properties — — 8 — 4 — — — — 6 4 22 Beds/Units — — 106 — 152 — — — — 652 175 1,085 Annualized Revenues $ — $ — $ 1,213 $ — $ 4,088 $ — $ — $ — $ — $33,220 $ 12,973 $ 51,494 Total Properties 4 — 44 11 29 24 24 32 21 79 191 459 Total Beds/Units 489 — 4,654 1,318 2,264 2,916 2,230 2,807 2,300 7,333 21,732 48,043 Total Annualized Revenues $3,863 $ — $34,726 $9,042 $29,117 $31,422 $22,098 $24,952 $23,742 $94,190 $294,471 $567,623 % of Revenue 0.7% —% 6.1% 1.6% 5.1% 5.5% 3.9% 4.4% 4.2% 16.6% 51.9% 100.0% (1) Excludes Senior Housing - Managed communities, one asset held for sale, three skilled nursing/transitional care facilities with month-to-month leases and one non-operational skilled nursing/transitional care facility. 13 SABRA 2Q 2018 SUPPLEMENTAL INFORMATION June 30, 2018

INVESTMENT ACTIVITY Year-to-Date Investment Activity Dollars in thousands Initial Number of 2018 Amounts Rate of Return/Initial Location Investment Date Property Type Properties Beds/Units Invested (1) Cash Yield Real Estate Enlivant 01/02/18 Senior Housing - 11 631 $ 125,029 6.30% Managed North American Healthcare 01/10/18 & Skilled Nursing/ 2 263 42,917 8.00% Portfolio II 01/19/18 Transitional Care Parkside Prairie View 01/31/18 Senior Housing - 1 30 4,087 8.00% Leased Parkside Portfolio II 04/16/18 Senior Housing - 2 55 11,210 8.00% Leased Greenfield of Strasburg 04/30/18 Senior Housing - 1 36 6,331 7.75% Leased Poet's Walk of Sarasota 05/18/18 Senior Housing - 1 60 24,408 7.50% Leased Additions to Real Estate Various Multiple NA NA 16,495 7.21% Total Real Estate Investments 230,477 6.96% Preferred Equity Leo Brown Group - Beavercreek II 03/21/18 Senior Housing 1 36 913 12.00% Loans Receivable McKinney Construction Loan 03/14/16 Senior Housing 1 27 811 8.00% Arlington Construction Loan 06/01/17 Senior Housing 1 27 391 8.00% River Vista Mortgage Loan 08/17/17 Specialty Hospital 1 NA 6,763 10.00% and Other Meridian Promissory Note 01/23/18 Skilled Nursing/ NA NA 700 10.00% Transitional Care Signature Working Capital Loan 05/07/18 Skilled Nursing/ NA NA 7,000 7.00% Transitional Care Total Loans Receivable 15,665 8.51% Unconsolidated Joint Venture Enlivant 01/02/18 Senior Housing - 172 7,652 352,749 6.30% Managed All Investments $ 599,804 6.62% (1) Real estate investments include capitalized acquisition costs. 14 SABRA 2Q 2018 SUPPLEMENTAL INFORMATION June 30, 2018

INVESTMENT ACTIVITY Recent PARKSIDE PORTFOLIO II Investment Date Beds/Units April 16, 2018 55 Investment Amount Property Type $11.2 million (1) Senior Housing - Leased Investment Type Annualized GAAP Income Real Estate $1.0 million Number of Properties Initial Cash Yield 2 8.00% Location Wisconsin (1) Includes $0.1 million of capitalized acquisition costs. 15 SABRA 2Q 2018 SUPPLEMENTAL INFORMATION June 30, 2018

INVESTMENT ACTIVITY Recent GREENFIELD OF STRASBURG Investment Date Beds/Units April 30, 2018 36 Investment Amount Property Type $6.3 million (1) Senior Housing - Leased Investment Type Annualized GAAP Income Real Estate $0.6 million Number of Properties Initial Cash Yield 1 7.75% Location Virginia (1) Includes $0.1 million of capitalized acquisition costs. 16 SABRA 2Q 2018 SUPPLEMENTAL INFORMATION June 30, 2018

INVESTMENT ACTIVITY Recent POET'S WALK OF SARASOTA From Proprietary Development Pipeline Investment Date Beds/Units May 18, 2018 60 Investment Amount Property Type $24.4 million Senior Housing - Leased Investment Type Annualized GAAP Income Real Estate $2.3 million Number of Properties Initial Cash Yield 1 7.50% Location Florida 17 SABRA 2Q 2018 SUPPLEMENTAL INFORMATION June 30, 2018

CAPITALIZATION Overview Debt Dollars in thousands Sabra's Share of As of June 30, 2018 Consolidated Debt Unconsolidated JV Debt Total Debt Secured debt $ 256,281 $ 384,184 $ 640,465 Revolving credit facility 676,000 — 676,000 Term loans 1,195,163 — 1,195,163 Senior unsecured notes 1,300,000 — 1,300,000 Total Debt 3,427,444 384,184 3,811,628 Deferred financing costs and premiums/discounts, net (3,637) (5,838) (9,475) Total Debt, Net $ 3,423,807 $ 378,346 $ 3,802,153 Revolving Credit Facility Dollars in thousands As of June 30, 2018 Credit facility availability $ 324,000 Credit facility capacity 1,000,000 Enterprise Value Dollars in thousands, except per share amounts As of June 30, 2018 Shares Outstanding Price Value Common stock 178,283,590 $ 21.73 $ 3,874,102 Consolidated Debt 3,427,444 Cash and cash equivalents (38,809) Consolidated Enterprise Value 7,262,737 Sabra's share of unconsolidated joint venture debt 384,184 Total Enterprise Value $ 7,646,921 Common Stock and Equivalents Weighted Average Common Shares Three Months Ended June 30, 2018 Six Months Ended June 30, 2018 EPS, FFO and Normalized FFO AFFO and Normalized AFFO EPS, FFO and Normalized FFO AFFO and Normalized AFFO Common stock 178,282,397 178,282,397 178,273,469 178,273,469 Common equivalents 32,353 32,353 31,264 31,264 Basic common and common equivalents 178,314,750 178,314,750 178,304,733 178,304,733 Dilutive securities: Restricted stock and units 369,274 911,405 296,056 911,227 Diluted common and common equivalents 178,684,024 179,226,155 178,600,789 179,215,960 18 SABRA 2Q 2018 SUPPLEMENTAL INFORMATION June 30, 2018

CAPITALIZATION Indebtedness Fixed | Variable Rate Debt Dollars in thousands Weighted Average As of June 30, 2018 Principal Effective Rate (1) % of Total Fixed Rate Debt Secured debt $ 157,781 3.87% 4.1% Unsecured senior notes 1,300,000 5.33% 34.1% Sabra's share of unconsolidated joint venture fixed rate debt 2,099 4.77% 0.1% Total fixed rate debt 1,459,880 5.17% 38.3% Variable Rate Debt (2) Secured debt 98,500 3.89% 2.6% Revolving credit facility 676,000 3.34% 17.7% Term loans 1,195,163 2.85% 31.4% Sabra's share of unconsolidated joint venture variable rate debt 382,085 4.62% 10.0% Total variable rate debt 2,351,748 3.32% 61.7% Total Debt $ 3,811,628 4.03% 100.0% Secured | Unsecured Debt Dollars in thousands Weighted Average As of June 30, 2018 Principal Effective Rate (1) % of Total Secured Debt Secured debt $ 256,281 3.88% 6.7% Sabra's share of unconsolidated joint venture secured debt 384,184 4.62% 10.1% Total secured debt 640,465 4.32% 16.8% Unsecured Debt Unsecured senior notes 1,300,000 5.33% 34.1% Revolving credit facility 676,000 3.34% 17.7% Term loans 1,195,163 2.85% 31.4% Total unsecured debt 3,171,163 3.97% 83.2% Total Debt $ 3,811,628 4.03% 100.0% (1) Weighted average effective interest rate includes private mortgage insurance and impact of interest rate swap and cap agreements. (2) Term loans include $845.0 million subject to swap agreements that fix LIBOR at a weighted average rate of 1.19%, and $68.5 million (CAD $90.0 million) and $26.7 million (CAD $35.0 million) subject to swap agreements that fix CDOR at 1.59% and 0.93%, respectively. Excluding these amounts, variable rate debt was 37.0% of Total Debt as of June 30, 2018. Additionally, unconsolidated joint venture debt includes $368.4 million subject to interest rate cap agreements that cap LIBOR at a weighted average rate of 2.89%. 19 SABRA 2Q 2018 SUPPLEMENTAL INFORMATION June 30, 2018

CAPITALIZATION Debt Maturity Debt Maturity Schedule (1) Sabra's Share of Dollars in thousands Secured Debt Unsecured Senior Notes Term Loans Revolving Credit Facility Consolidated Debt Unconsolidated JV Debt Total Debt As of June 30, 2018 Principal Rate (2) Principal Rate (2) Principal Rate (2) Principal Rate (2) Principal Rate (2) Principal Rate (2) Principal Rate (2) 7/1/18 - 12/31/18 $ 2,156 3.65% $ — — $ — — $ — — $ 2,156 3.65% $ 120 4.62% $ 2,276 3.70% 2019 102,920 3.53% — — — — — — 102,920 3.53% 248 4.62% 103,168 3.53% 2020 4,568 3.46% — — 200,000 3.54% — — 204,568 3.54% 3,186 4.62% 207,754 3.55% 2021 19,757 3.46% 500,000 5.50% — — 676,000 3.34% 1,195,757 4.25% 18,384 4.62% 1,214,141 4.25% 2022 4,285 3.44% — — 995,163 3.49% — — 999,448 3.49% 6,342 4.61% 1,005,790 3.50% 2023 4,427 3.45% 200,000 5.38% — — — — 204,427 5.33% 7,035 4.61% 211,462 5.31% 2024 4,573 3.45% — — — — — — 4,573 3.45% 7,290 4.61% 11,863 4.16% 2025 4,725 3.46% — — — — — — 4,725 3.46% 189,593 4.61% 194,318 4.58% 2026 4,882 3.47% 500,000 5.13% — — — — 504,882 5.11% 81,733 4.81% 586,615 5.07% 2027 5,044 3.48% 100,000 5.38% — — — — 105,044 5.29% 70,253 4.53% 175,297 4.98% Thereafter 98,944 3.60% — — — — — — 98,944 3.60% — — 98,944 3.60% Total Debt 256,281 1,300,000 1,195,163 676,000 3,427,444 384,184 3,811,628 Premium, net — 15,216 — — 15,216 275 15,491 Deferred financing costs, net (2,714) (8,374) (7,765) — (18,853) (6,113) (24,966) Total Debt, Net $ 253,567 $ 1,306,842 $ 1,187,398 $ 676,000 $ 3,423,807 $ 378,346 $ 3,802,153 Wtd. avg. maturity/years 14.6 5.6 3.8 3.1 5.1 7.2 5.3 Wtd. avg. effective interest rate (3) 3.88% 5.33% 2.85% 3.34% 3.96% 4.62% 4.03% (1) Revolving Credit Facility is subject to two six-month extension options. (2) Represents actual contractual interest rates excluding private mortgage insurance and impact of interest rate derivative agreements. (3) Weighted average effective interest rate includes private mortgage insurance and impact of interest rate derivative agreements. 20 SABRA 2Q 2018 SUPPLEMENTAL INFORMATION June 30, 2018

CAPITALIZATION Credit Metrics and Ratings Key Credit Metrics (1) Pro Forma December 31, 2017 (2) June 30, 2018 (3) Net Debt to Adjusted EBITDA (4)(5) 5.49x 5.53x Net Debt to Adjusted EBITDA - Including Unconsolidated Joint Venture (4)(5) 5.94x 5.99x Interest Coverage (4) 4.20x 4.14x Fixed Charge Coverage Ratio (4) 3.80x 3.88x Total Debt/Asset Value 50% 50% Secured Debt/Asset Value 8% 8% Unencumbered Assets/Unsecured Debt 220% 216% Cost of Permanent Debt (6) 4.04% 4.18% Unsecured Notes Ratings June 30, 2018 S&P (Stable outlook) BBB- Fitch (Stable outlook) BBB- Moody's (Stable outlook) Ba1 (1) Key credit statistics (except net debt to adjusted EBITDA) are calculated in accordance with the credit agreement relating to the revolving credit facility and the indentures relating to our unsecured senior notes. (2) Assumes that the Enlivant acquisition, the acquisition of the North American Healthcare Portfolio II, the remaining CCP and Genesis rent reductions and the transition of five skilled nursing/transitional care facilities to an existing Sabra operator were completed as of December 31, 2017. (3) Assumes that the remaining CCP rent reductions and the full $19.0 million Genesis rent reduction were completed as of June 30, 2018. (4) Based on the trailing twelve month period ended as of the date indicated. (5) Net Debt to Adjusted EBITDA is calculated based on Annualized Adjusted EBITDA, which is Adjusted EBITDA, as adjusted for annualizing adjustments that give effect to the acquisitions and dispositions completed during the respective period as though such acquisitions and dispositions were completed as of the beginning of the period presented. Net Debt to Adjusted EBITDA - Incl. Unconsolidated Joint Venture is calculated based on Annualized Adjusted EBITDA, as adjusted, which includes Annualized Adjusted EBITDA and is further adjusted to include the Company's share of the unconsolidated joint venture interest expense. See "Reconciliations of Non-GAAP Financial Measures" on our website at http://www.sabrahealth.com/investors/financials/reports-presentations/non-gaap for additional information. (6) Excludes revolving credit facility balance that had an interest rate of 3.34% and 2.81% as of June 30, 2018 and December 31, 2017, respectively. 21 SABRA 2Q 2018 SUPPLEMENTAL INFORMATION June 30, 2018

FINANCIAL INFORMATION Condensed Consolidated Financial Statements Condensed Consolidated Statements of Income Dollars in thousands, except per share data Three Months Ended June 30, Six Months Ended June 30, 2018 2017 2018 2017 Revenues: Rental income $ 144,229 $ 55,904 $ 288,484 $ 113,128 Interest and other income 4,553 2,027 8,891 3,972 Resident fees and services 17,530 6,805 35,023 10,286 Total revenues 166,312 64,736 332,398 127,386 Expenses: Depreciation and amortization 46,828 17,220 94,833 36,357 Interest 36,757 15,862 72,575 31,650 Operating expenses 12,299 4,407 24,423 6,827 General and administrative 9,271 5,126 17,138 11,215 Merger and acquisition costs 112 5,887 442 6,451 (Recovery of) provision for doubtful accounts and loan losses (674) 535 539 2,305 Impairment of real estate 881 — 1,413 — Total expenses 105,474 49,037 211,363 94,805 Other income: Other income — 941 2,820 3,070 Net gain on sales of real estate 142,903 4,032 142,431 4,032 Total other income 142,903 4,973 145,251 7,102 Income before loss from unconsolidated joint venture and income tax expense 203,741 20,672 266,286 39,683 Loss from unconsolidated joint venture (2,347) — (1,901) — Income tax expense (605) (136) (1,115) (356) Net income 200,789 20,536 263,270 39,327 Net (income) loss attributable to noncontrolling interests (2) (16) (12) 16 Net income attributable to Sabra Health Care REIT, Inc. 200,787 20,520 263,258 39,343 Preferred stock dividends (7,207) (2,560) (9,768) (5,121) Net income attributable to common stockholders $ 193,580 $ 17,960 $ 253,490 $ 34,222 Net income attributable to common stockholders, per: Basic common share $ 1.09 $ 0.27 $ 1.42 $ 0.52 Diluted common share $ 1.08 $ 0.27 $ 1.42 $ 0.52 Weighted-average number of common shares outstanding, basic 178,314,750 65,438,739 178,304,733 65,396,146 Weighted-average number of common shares outstanding, diluted 178,684,024 65,670,853 178,600,789 65,694,019 Dividends declared per common share $ 0.45 $ 0.43 $ 0.90 $ 0.85 22 SABRA 2Q 2018 SUPPLEMENTAL INFORMATION June 30, 2018

FINANCIAL INFORMATION Condensed Consolidated Financial Statements Condensed Consolidated Balance Sheets Dollars in thousands, except per share data June 30, 2018 December 31, 2017 (unaudited) Assets Real estate investments, net of accumulated depreciation of $377,159 and $340,423 as of June 30, 2018 and December 31, 2017, respectively $ 5,993,682 $ 5,994,432 Loans receivable and other investments, net 107,228 114,390 Investment in unconsolidated joint venture 348,950 — Cash and cash equivalents 38,809 518,632 Restricted cash 186,845 68,817 Lease intangible assets, net 156,266 167,119 Accounts receivable, prepaid expenses and other assets, net 196,364 168,887 Total assets $ 7,028,144 $ 7,032,277 Liabilities Secured debt, net $ 253,567 $ 256,430 Revolving credit facility 676,000 641,000 Term loans, net 1,187,398 1,190,774 Senior unsecured notes, net 1,306,842 1,306,286 Accounts payable and accrued liabilities 105,339 102,523 Lease intangible liabilities, net 91,073 98,015 Total liabilities 3,620,219 3,595,028 Equity Preferred stock, $.01 par value; 10,000,000 shares authorized, 5,750,000 shares issued and outstanding as of December 31, 2017 — 58 Common stock, $.01 par value; 250,000,000 shares authorized, 178,283,590 and 178,255,843 shares issued and outstanding as of June 30, 2018 and December 31, 2017, respectively 1,783 1,783 Additional paid-in capital 3,502,954 3,636,913 Cumulative distributions in excess of net income (125,606) (217,236) Accumulated other comprehensive income 24,412 11,289 Total Sabra Health Care REIT, Inc. stockholders’ equity 3,403,543 3,432,807 Noncontrolling interests 4,382 4,442 Total equity 3,407,925 3,437,249 Total liabilities and equity $ 7,028,144 $ 7,032,277 23 SABRA 2Q 2018 SUPPLEMENTAL INFORMATION June 30, 2018

FINANCIAL INFORMATION Condensed Consolidated Financial Statements Condensed Consolidated Statements of Cash Flows Dollars in thousands Six Months Ended June 30, 2018 2017 Cash flows from operating activities: Net income $ 263,270 $ 39,327 Adjustments to reconcile net income to net cash provided by operating activities: Depreciation and amortization 94,833 36,357 Amortization of above and below market lease intangibles, net (1,368) — Non-cash interest income adjustments (1,174) 51 Non-cash interest expense 4,997 3,244 Stock-based compensation expense 3,839 4,319 Straight-line rental income adjustments (23,752) (9,578) Provision for doubtful accounts and loan losses 539 2,305 Change in fair value of contingent consideration — (822) Net gain on sales of real estate (142,431) (4,032) Impairment of real estate 1,413 — Loss from unconsolidated joint venture 1,901 — Distributions of earnings from unconsolidated joint venture 3,610 — Changes in operating assets and liabilities: Accounts receivable, prepaid expenses and other assets, net (2,130) (15,575) Accounts payable and accrued liabilities 8,006 (1,314) Net cash provided by operating activities 211,553 54,282 Cash flows from investing activities: Acquisition of real estate (213,982) (14,456) Origination and fundings of loans receivable (28,157) (927) Origination and fundings of preferred equity investments (945) (76) Additions to real estate (16,817) (1,294) Repayments of loans receivable 38,887 1,547 Repayments of preferred equity investments 375 2,766 Investment in unconsolidated joint venture (354,461) — Net proceeds from the sales of real estate 278,201 6,099 Net cash used in investing activities (296,899) (6,341) Cash flows from financing activities: Net borrowings from revolving credit facility 35,000 6,000 Principal payments on secured debt (2,128) (2,049) Payments of deferred financing costs (12) (124) Distributions to noncontrolling interests (72) — Preferred stock redemption (143,750) — Issuance of common stock, net (499) (3,224) Dividends paid on common and preferred stock (164,736) (60,691) Net cash used in financing activities (276,197) (60,088) Net decrease in cash, cash equivalents and restricted cash (361,543) (12,147) Effect of foreign currency translation on cash, cash equivalents and restricted cash (252) 130 Cash, cash equivalents and restricted cash, beginning of period 587,449 34,665 Cash, cash equivalents and restricted cash, end of period $ 225,654 $ 22,648 Supplemental disclosure of cash flow information: Interest paid $ 67,793 $ 28,944 24 SABRA 2Q 2018 SUPPLEMENTAL INFORMATION June 30, 2018

FINANCIAL INFORMATION FFO, Normalized FFO, AFFO and Normalized AFFO FFO, Normalized FFO, AFFO and Normalized AFFO Three Months Ended June 30, Six Months Ended June 30, 2018 2017 2018 2017 Net income attributable to common stockholders $ 193,580 $ 17,960 $ 253,490 $ 34,222 Add: Depreciation and amortization of real estate assets 46,828 17,220 94,833 36,357 Depreciation and amortization of real estate asset related to noncontrolling interests (40) — (80) — Depreciation and amortization of real estate assets related to unconsolidated joint venture 6,163 — 10,715 — Net gain on sales of real estate (142,903) (4,032) (142,431) (4,032) Impairment of real estate 881 — 1,413 — FFO attributable to common stockholders $ 104,509 $ 31,148 $ 217,940 $ 66,547 Lease termination fee — (916) — (2,283) CCP merger and transition costs 374 5,876 1,340 6,407 (Recovery of) provision for doubtful accounts and loan losses, net (829) 258 (1,692) 1,985 Other normalizing items (1) 5,621 41 3,848 112 Normalized FFO attributable to common stockholders $ 109,675 $ 36,407 $ 221,436 $ 72,768 FFO attributable to common stockholders $ 104,509 $ 31,148 $ 217,940 $ 66,547 Merger and acquisition costs (2) 112 5,888 442 6,451 Stock-based compensation expense 2,704 1,731 3,839 4,319 Straight-line rental income adjustments (12,189) (4,971) (23,752) (9,578) Amortization of above and below market lease intangibles, net (684) — (1,368) — Non-cash interest income adjustments (604) 25 (1,174) 51 Non-cash interest expense 2,516 1,653 4,997 3,244 Change in fair value of contingent consideration — — — (822) Provision for doubtful straight-line rental income, loan losses and other reserves 311 534 2,492 1,924 Other non-cash adjustments related to unconsolidated joint venture 1,350 — 1,014 — Other non-cash adjustments 15 126 30 185 AFFO attributable to common stockholders $ 98,040 $ 36,134 $ 204,460 $ 72,321 CCP transition costs 302 — 934 — Lease termination fee — (916) — (2,283) (Recovery of) provision for doubtful cash income (985) — (1,951) 381 Other normalizing items (1) 5,464 26 3,848 38 Normalized AFFO attributable to common stockholders $ 102,821 $ 35,244 $ 207,291 $ 70,457 Amounts per diluted common share attributable to common stockholders: Net income $ 1.08 $ 0.27 $ 1.42 $ 0.52 FFO $ 0.58 $ 0.47 $ 1.22 $ 1.01 Normalized FFO $ 0.61 $ 0.55 $ 1.24 $ 1.11 AFFO $ 0.55 $ 0.55 $ 1.14 $ 1.10 Normalized AFFO $ 0.57 $ 0.53 $ 1.16 $ 1.07 Weighted average number of common shares outstanding, diluted: Net income, FFO and Normalized FFO 178,684,024 65,670,853 178,600,789 65,694,019 AFFO and Normalized AFFO 179,226,155 65,985,940 179,215,960 66,009,102 (1) Other normalizing items for FFO and AFFO include $5.5 million of capitalized issuance costs related to our preferred stock issuance that were written off as a result of the June 1, 2018 preferred stock redemption, $0.9 million of interest income from a legacy CCP loan receivable that was fully repaid in June 2018, which represents the difference between the outstanding principal balance repaid and its discounted book value, and $0.6 million of expenses related to the previously anticipated refinancing of our senior notes, as well as legal fees related to the recovery of previously reserved cash rental income and non-Senior Housing - Managed operating expenses. The six months ended June 30, 2018 also includes a contingency fee of $2.0 million earned during the period related to a legacy CCP investment. (2) Merger and acquisition costs primarily relate to the CCP merger. 25 SABRA 2Q 2018 SUPPLEMENTAL INFORMATION June 30, 2018

FINANCIAL INFORMATION Pro Forma Information The following pro forma information assumes that (i) the investment activity during the quarter ended June 30, 2018, as described on page 14 of this supplement, (ii) the disposition activity during the quarter ended June 30, 2018, (iii) the June 1, 2018 redemption of the preferred stock and (iv) the remaining planned CCP rent reductions (assuming a total of $28.2 million) were completed as of the beginning of the period presented. Pro Forma Information Dollars in thousands, except per share data Adjustments Pro Forma Three Three Months Ended Months Ended June 30, 2018 Investments Financing June 30, 2018 Total revenues $ 166,312 $ (6,264) $ — $ 160,048 Total expenses 105,474 (607) (1,105) 103,762 Total other income 142,903 (142,903) — — Loss from unconsolidated joint venture (2,347) — — (2,347) Income tax expense (605) — — (605) Net income 200,789 (148,560) 1,105 53,334 Net income attributable to noncontrolling interests (2) — — (2) Net income attributable to Sabra Health Care REIT, Inc. 200,787 (148,560) 1,105 53,332 Preferred stock dividends (7,207) — 7,207 — Net income attributable to common stockholders $ 193,580 $ (148,560) $ 8,312 $ 53,332 Add: Depreciation and amortization of real estate assets 46,828 (607) — 46,221 Depreciation and amortization of real estate assets related to noncontrolling interests (40) — — (40) Depreciation and amortization of real estate assets related to unconsolidated joint venture 6,163 — — 6,163 Net gain on sales of real estate (142,903) 142,903 — — Impairment of real estate 881 — — 881 FFO attributable to common stockholders $ 104,509 $ (6,264) $ 8,312 $ 106,557 Normalizing Items 5,166 942 (5,501) 607 Normalized FFO attributable to common stockholders $ 109,675 $ (5,322) $ 2,811 $ 107,164 FFO attributable to common stockholders $ 104,509 $ (6,264) $ 8,312 $ 106,557 Merger and acquisition costs (1) 112 — — 112 Stock-based compensation expense 2,704 — — 2,704 Straight-line rental income adjustments (12,189) (271) — (12,460) Amortization of above and below market lease intangibles, net (684) — — (684) Non-cash interest income adjustments (604) — — (604) Non-cash interest expense 2,516 — — 2,516 Provision for doubtful straight-line rental income, loan losses and other reserves 311 — — 311 Other non-cash adjustments related to unconsolidated joint venture 1,350 — — 1,350 Other non-cash adjustments 15 — — 15 AFFO attributable to common stockholders $ 98,040 $ (6,535) $ 8,312 $ 99,817 Normalizing items 4,781 942 (5,501) 222 Normalized AFFO attributable to common stockholders $ 102,821 $ (5,593) $ 2,811 $ 100,039 Amounts per diluted common share: Net income attributable to common stockholders $ 1.08 $ 0.30 FFO attributable to common stockholders $ 0.58 $ 0.60 Normalized FFO attributable to common stockholders $ 0.61 $ 0.60 AFFO attributable to common stockholders $ 0.55 $ 0.56 Normalized AFFO attributable to common stockholders $ 0.57 $ 0.56 Weighted average number of common shares outstanding, diluted: Net income, FFO and Normalized FFO 178,684,024 178,684,024 AFFO and Normalized AFFO 179,226,155 179,226,155 (1) Merger and acquisition costs primarily relate to the CCP merger. 26 SABRA 2Q 2018 SUPPLEMENTAL INFORMATION June 30, 2018

FINANCIAL INFORMATION Components of Net Asset Value (NAV) We disclose components of our business relevant to calculate NAV. We consider NAV to be a useful supplemental measure that assists both management and investors to estimate the fair value of our Company. The calculation of NAV involves significant estimates and can be calculated using various methods. Each individual investor must determine the specific methodology, assumptions and estimates to use to arrive at an estimated NAV of the Company. The components of NAV do not consider the potential changes in revenue streams or our investment portfolio. The components include non-GAAP financial measures, such as Cash NOI. Although these measures are not presented in accordance with GAAP, investors can use these non-GAAP financial measures as supplemental information to evaluate our business. Pro Forma Annualized Cash NOI (1) Dollars in thousands Skilled Nursing/Transitional Care $ 369,434 40,077 beds Senior Housing - Leased 86,273 7,156 units Senior Housing - Managed 57,120 9,364 units Specialty Hospitals and Other 48,371 1,085 beds Pro forma Annualized Cash NOI (Excluding Loans Receivable and Other Investments) $ 561,198 Obligations Dollars in thousands Secured debt (2) $ 256,281 Unsecured senior notes (2) 1,300,000 Revolving credit facility 676,000 Term loans (2) 1,195,163 Sabra's share of unconsolidated JV debt (3) 384,184 Total Debt 3,811,628 Add (less): Cash and cash equivalents and restricted cash (225,654) Accounts payable and accrued liabilities 105,339 Net obligations $ 3,691,313 Other Assets Dollars in thousands Loans receivable and other investments, net $ 107,228 Accounts receivable, prepaid expenses and other assets, net (4) 41,823 Total other assets $ 149,051 Common Shares Outstanding Total shares 178,283,590 (1) Assumes the previously announced rent repositioning program for certain of our tenants who were legacy tenants of CCP was completed at the beginning of the period presented. (2) Amounts represent principal amounts due and exclude deferred financing costs, net and premiums/discounts, net. (3) Represents Sabra's 49% share of unconsolidated joint venture debt in the Enlivant investment. (4) Includes assets that impact cash or NOI and excludes non-cash items. 27 SABRA 2Q 2018 SUPPLEMENTAL INFORMATION June 30, 2018

APPENDIX Disclaimer Disclaimer This supplement contains “forward-looking” statements as defined in the Private Securities Litigation Reform Act of 1995. These statements may be identified, without limitation, by the use of “expects,” “believes,” “intends,” “should” or comparable terms or the negative thereof. Examples of forward- looking statements include all statements regarding our expected future financial position, results of operations, cash flows, liquidity, business strategy, growth opportunities, potential investments, and plans and objectives for future operations. Our actual results may differ materially from those projected or contemplated by our forward-looking statements as a result of various factors, including among others, the following: our dependence on the operating success of our tenants; operational risks with respect to our Senior Housing - Managed communities; the effect of our tenants declaring bankruptcy or becoming insolvent; our ability to find replacement tenants and the impact of unforeseen costs in acquiring new properties; the impact of litigation and rising insurance costs on the business of our tenants; our ability to implement the previously announced rent repositioning program for certain of our tenants who were legacy tenants of Care Capital Properties, Inc. (“CCP”) on the timing or terms we have previously disclosed; our ability to dispose of facilities currently leased to Genesis Healthcare, Inc. (“Genesis”) on the timing or terms we have previously disclosed; the possibility that Sabra may not acquire the remaining majority interest in the Enlivant joint venture; risks associated with our investments in joint ventures; changes in healthcare regulation and political or economic conditions; the impact of required regulatory approvals of transfers of healthcare properties; competitive conditions in our industry; our concentration in the healthcare property sector, particularly in skilled nursing/transitional care facilities and senior housing communities, which makes our profitability more vulnerable to a downturn in a specific sector than if we were investing in multiple industries; the significant amount of and our ability to service our indebtedness; covenants in our debt agreements that may restrict our ability to pay dividends, make investments, incur additional indebtedness and refinance indebtedness on favorable terms; increases in market interest rates; our ability to raise capital through equity and debt financings; changes in foreign currency exchange rates; the relatively illiquid nature of real estate investments; the loss of key management personnel or other employees; uninsured or underinsured losses affecting our properties and the possibility of environmental compliance costs and liabilities; the impact of a failure or security breach of information technology in our operations; our ability to maintain our status as a real estate investment trust ("REIT"); changes in tax laws and regulations affecting REITs (including the potential effects of the Tax Cuts and Jobs Act); compliance with REIT requirements and certain tax and tax regulatory matters related to our status as a REIT; and the ownership limits and anti-takeover defenses in our governing documents and under Maryland law, which may restrict change of control or business combination opportunities.  Additional information concerning risks and uncertainties that could affect our business can be found in our filings with the Securities and Exchange Commission (the “SEC”), including Item 1A of our Annual Report on Form 10-K for the year ended December 31, 2017. We do not intend, and we undertake no obligation, to update any forward-looking information to reflect events or circumstances after the date of this supplement or to reflect the occurrence of unanticipated events, unless required by law to do so. Note Regarding Non-GAAP Financial Measures This supplement includes the following financial measures defined as non-GAAP financial measures by the SEC: net operating income (“NOI”), Cash NOI, funds from operations attributable to common stockholders (“FFO”), Normalized FFO, Adjusted FFO (“AFFO”), Normalized AFFO, FFO per diluted common share, Normalized FFO per diluted common share, AFFO per diluted common share, Normalized AFFO per diluted common share and Adjusted EBITDA (defined below). These measures may be different than non-GAAP financial measures used by other companies, and the presentation of these measures is not intended to be considered in isolation or as a substitute for financial information prepared and presented in accordance with U.S. generally accepted accounting principles. An explanation of these non-GAAP financial measures is included under “Reporting Definitions” in this supplement and reconciliations of these non-GAAP financial measures to the GAAP financial measures we consider most comparable are included on the Investors section of our website at http://www.sabrahealth.com/investors/financials/reports-presentations/non-gaap. Tenant and Borrower Information This supplement includes information regarding certain of our tenants that lease properties from us and our borrowers, most of which are not subject to SEC reporting requirements. The information related to our tenants and borrowers that is provided in this supplement has been provided by, or derived from information provided by, such tenants and borrowers. We have not independently verified this information. We have no reason to believe that such information is inaccurate in any material respect. We are providing this data for informational purposes only. Sabra Information The information in this supplemental information package should be read in conjunction with the Company's Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and other information filed with the SEC. The Reporting Definitions and Reconciliations of Non-GAAP Measures are an integral part of the information presented herein. On Sabra's website, www.sabrahealth.com, you can access, free of charge, Sabra's Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K, and amendments to those reports file or furnished pursuant to Sections 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, as soon as reasonably practicable after such material is filed with, or furnished to, the SEC. The information contained on Sabra's website is not incorporated by reference into, and should not be considered a part of, this supplemental information package. All material filed with the SEC can also be accessed through its website, www.sec.gov. For more information, contact Investor Relations at (888) 393-8248 or investorrelations@sabrahealth.com. 28 SABRA 2Q 2018 SUPPLEMENTAL INFORMATION June 30, 2018

APPENDIX Reporting Definitions Adjusted EBITDA* Adjusted EBITDA is calculated as earnings before interest, taxes, depreciation and amortization (“EBITDA”) excluding the impact of merger-related costs, stock-based compensation expense under the Company's long-term equity award program, and loan loss reserves. Adjusted EBITDA is an important non- GAAP supplemental measure of operating performance. Ancillary Supported Tenant A tenant, or one of its affiliates, that owns an ancillary business that depends on providing services to the residents of the properties leased by the affiliated operating company (Sabra's tenant) for a meaningful part of the ancillary business's profitability and has below market EBITDAR coverage. Annualized Revenues  The annual straight-line rental revenues under leases and interest and other income generated by the Company's loans receivable and other investments based on amounts invested and applicable terms as of the end of the period presented. Annualized Revenues do not include tenant recoveries or additional rents. Cash Net Operating Income (“Cash NOI”)*    The Company believes that net income attributable to common stockholders as defined by GAAP is the most appropriate earnings measure. The Company considers Cash NOI an important supplemental measure because it allows investors, analysts and its management to evaluate the operating performance of its investments. The Company defines Cash NOI as total revenues less operating expenses and non-cash revenues. Cash NOI excludes all other financial statement amounts included in net income. Consolidated Debt  The principal balances of the Company’s revolving credit facility, term loans, senior unsecured notes, and secured indebtedness as reported in the Company's condensed consolidated financial statements. Consolidated Debt, Net The carrying amount of the Company’s revolving credit facility, term loans, senior unsecured notes, and secured indebtedness, as reported in the Company’s condensed consolidated financial statements. Consolidated Enterprise Value The Company believes Consolidated Enterprise Value is an important measurement as it is a measure of a company’s value. The Company calculates Consolidated Enterprise Value as market equity capitalization plus Consolidated Debt. Market equity capitalization is calculated as (i) the number of shares of common stock multiplied by the closing price of the Company's common stock on the last day of the period presented plus (ii) the number of shares of preferred stock multiplied by the closing price of the Company's preferred stock on the last day of the period presented. Consolidated Enterprise Value includes the Company's market equity capitalization and Consolidated Debt, less cash and cash equivalents. EBITDAR  Earnings before interest, taxes, depreciation, amortization and rent (“EBITDAR”) for a particular facility accruing to the operator/tenant of the property (not the Company) for the period presented. EBITDAR includes an imputed management fee of 5.0% of revenues for Skilled Nursing/Transitional Care facilities and Senior Housing - Leased communities and an imputed management fee of 2.5% of revenues for Specialty Hospitals and Other facilities. The Company uses EBITDAR in determining EBITDAR Coverage. EBITDAR has limitations as an analytical tool. EBITDAR does not reflect historical cash expenditures or future cash requirements for facility capital expenditures or contractual commitments. In addition, EBITDAR does not represent a property's net income or cash flow from operations and should not be considered an alternative to those indicators. The Company utilizes EBITDAR as a supplemental measure of the ability of the Company's operators/tenants and relevant guarantors to generate sufficient liquidity to meet related obligations to the Company. EBITDAR Coverage  Represents the ratio of EBITDAR to cash rent for owned facilities (excluding Senior Housing - Managed communities) for the period presented. EBITDAR Coverage is a supplemental measure of a property's ability to generate cash flows for the operator/tenant (not the Company) to meet the operator's/ tenant's related cash rent and other obligations to the Company. However, its usefulness is limited by, among other things, the same factors that limit the usefulness of EBITDAR. EBITDAR Coverage includes only Stabilized Facilities and excludes significant tenants with meaningful credit enhancement through guarantees (which include Genesis, Holiday and two legacy CCP tenants), two Ancillary Supported Tenants and facilities for which data is not available or meaningful. EBITDARM  Earnings before interest, taxes, depreciation, amortization, rent and management fees (“EBITDARM”) for a particular facility accruing to the operator/tenant of the property (not the Company), for the period presented. The Company uses EBITDARM in determining EBITDARM Coverage. The usefulness of EBITDARM is limited by the same factors that limit the usefulness of EBITDAR. Together with EBITDAR, the Company utilizes EBITDARM to evaluate the core operations of the properties by eliminating management fees, which may vary by operator/tenant and operating structure. 29 SABRA 2Q 2018 SUPPLEMENTAL INFORMATION June 30, 2018

APPENDIX Reporting Definitions EBITDARM Coverage  Represents the ratio of EBITDARM to cash rent for owned facilities (excluding Senior Housing - Managed communities) for the period presented. EBITDARM coverage is a supplemental measure of a property's ability to generate cash flows for the operator/tenant (not the Company) to meet the operator's/tenant's related cash rent and other obligations to the Company. However, its usefulness is limited by, among other things, the same factors that limit the usefulness of EBITDARM. EBITDARM Coverage includes only Stabilized Facilities and excludes significant tenants with meaningful credit enhancement through guarantees (which include Genesis, Holiday and two legacy CCP tenants), two Ancillary Supported Tenants and facilities for which data is not available or meaningful. Fixed Charge Coverage Ratio EBITDAR (including adjustments for one-time and pro forma items) for the period indicated (one quarter in arrears) for all operations of any entities that guarantee the tenants' lease obligations to the Company divided by the same period cash rent expense, interest expense and mandatory principal payments for operations of any entity that guarantees the tenants' lease obligation to the Company. Fixed Charge Coverage is a supplemental measure of a guarantor's ability to meet the operator/tenant's cash rent and other obligations to the Company should the operator/tenant be unable to do so itself. However, its usefulness is limited by, among other things, the same factors that limit the usefulness of EBITDAR. Fixed Charge Coverage is calculated by the Company as described above based on information provided by guarantors without independent verification by the Company and may differ from similar metrics calculated by the guarantors. Funds From Operations Attributable to Common Stockholders (“FFO”) and Adjusted Funds from Operations Attributable to Common Stockholders (“AFFO”)*  The Company believes that net income attributable to common stockholders as defined by GAAP is the most appropriate earnings measure. The Company also believes that funds from operations attributable to common stockholders, or FFO, as defined in accordance with the definition used by the National Association of Real Estate Investment Trusts (“NAREIT”), and adjusted funds from operations attributable to common stockholders, or AFFO (and related per share amounts) are important non-GAAP supplemental measures of the Company's operating performance. Because the historical cost accounting convention used for real estate assets requires straight-line depreciation (except on land), such accounting presentation implies that the value of real estate assets diminishes predictably over time. However, since real estate values have historically risen or fallen with market and other conditions, presentations of operating results for a real estate investment trust that uses historical cost accounting for depreciation could be less informative. Thus, NAREIT created FFO as a supplemental measure of operating performance for real estate investment trusts that excludes historical cost depreciation and amortization, among other items, from net income attributable to common stockholders, as defined by GAAP. FFO is defined as net income attributable to common stockholders, computed in accordance with GAAP, excluding gains or losses from real estate dispositions, plus real estate depreciation and amortization, net of amounts related to noncontrolling interests, plus the Company's share of depreciation and amortization related to our unconsolidated joint venture, and real estate impairment charges. AFFO is defined as FFO excluding merger and acquisition costs, stock-based compensation expense, straight-line rental income adjustments, amortization of above and below market lease intangibles, non-cash interest income adjustments, non-cash interest expense, change in fair value of contingent consideration, non-cash portion of loss on extinguishment of debt, provision for doubtful straight-line rental income, loan losses and other reserves and deferred income taxes, as well as other non-cash revenue and expense items (including ineffectiveness gain/loss on derivative instruments, and non-cash revenue and expense amounts related to noncontrolling interests) and our share of non-cash adjustments related to our unconsolidated joint venture. The Company believes that the use of FFO and AFFO (and the related per share amounts), combined with the required GAAP presentations, improves the understanding of the Company's operating results among investors and makes comparisons of operating results among real estate investment trusts more meaningful. The Company considers FFO and AFFO to be useful measures for reviewing comparative operating and financial performance because, by excluding the applicable items listed above, FFO and AFFO can help investors compare the operating performance of the Company between periods or as compared to other companies. While FFO and AFFO are relevant and widely used measures of operating performance of real estate investment trusts, they do not represent cash flows from operations or net income attributable to common stockholders as defined by GAAP and should not be considered an alternative to those measures in evaluating the Company’s liquidity or operating performance. FFO and AFFO also do not consider the costs associated with capital expenditures related to the Company’s real estate assets nor do they purport to be indicative of cash available to fund the Company’s future cash requirements. Further, the Company’s computation of FFO and AFFO may not be comparable to FFO and AFFO reported by other real estate investment trusts that do not define FFO in accordance with the current NAREIT definition or that interpret the current NAREIT definition or define AFFO differently than the Company does. Investment Represents the carrying amount of real estate assets after adding back accumulated depreciation and amortization and excludes net intangible assets and liabilities. Investment also includes the Company's pro rata share of the real estate assets held in the Company's unconsolidated joint venture. Market Capitalization Total common shares of Sabra outstanding multiplied by the closing price per common share as of a given period. Net Operating Income (“NOI”)*   The Company believes that net income attributable to common stockholders as defined by GAAP is the most appropriate earnings measure. The Company considers NOI an important supplemental measure because it allows investors, analysts and its management to evaluate the operating performance of its investments. The Company defines NOI as total revenues less operating expenses. NOI excludes all other financial statement amounts included in net income. 30 SABRA 2Q 2018 SUPPLEMENTAL INFORMATION June 30, 2018

APPENDIX Reporting Definitions Normalized FFO and Normalized AFFO* Normalized FFO and Normalized AFFO represent FFO and AFFO, respectively, adjusted for certain income and expense items that the Company does not believe are indicative of its ongoing operating results. The Company considers Normalized FFO and Normalized AFFO to be useful measures to evaluate the Company’s operating results excluding these income and expense items to help investors compare the operating performance of the Company between periods or as compared to other companies. Normalized FFO and Normalized AFFO do not represent cash flows from operations or net income as defined by GAAP and should not be considered an alternative to those measures in evaluating the Company’s liquidity or operating performance. Normalized FFO and Normalized AFFO also do not consider the costs associated with capital expenditures related to the Company’s real estate assets nor do they purport to be indicative of cash available to fund the Company’s future cash requirements. Further, the Company’s computation of Normalized FFO and Normalized AFFO may not be comparable to Normalized FFO and Normalized AFFO reported by other real estate investment trusts that do not define FFO in accordance with the current NAREIT definition or that interpret the current NAREIT definition or define FFO and AFFO or Normalized FFO and Normalized AFFO differently than the Company does. Occupancy Percentage Occupancy Percentage represents the facilities’ average operating occupancy for the period indicated. The percentages are calculated by dividing the actual census from the period presented by the available beds/units for the same period. Occupancy includes only Stabilized Facilities and excludes facilities for which data is not available or meaningful. Occupancy Percentage for the Company's unconsolidated joint venture is weighted to reflect the Company's pro rata share. REVPOR REVPOR represents the average revenues generated per occupied room per month at Senior Housing - Managed communities for the period indicated. It is calculated as resident fees and services revenues divided by average monthly occupied room days. REVPOR includes only Stabilized Facilities. REVPOR for the Company's unconsolidated joint venture is weighted to reflect the Company's pro rata share. Senior Housing  Senior Housing communities include independent living, assisted living, continuing care retirement and memory care communities. Skilled Mix  Skilled Mix is defined as the total Medicare and non-Medicaid managed care patient revenue at Skilled Nursing/Transitional Care facilities divided by the total revenues at Skilled Nursing/Transitional Care facilities for the period indicated. Skilled Mix includes only Stabilized Facilities and excludes facilities for which data is not available or meaningful. Skilled Nursing/Transitional Care Skilled Nursing/Transitional Care facilities include skilled nursing, transitional care, multi-license designation and mental health facilities. Specialty Hospitals and Other Includes acute care, long-term acute care, rehabilitation and behavioral hospitals, facilities that provide residential services, which may include assistance with activities of daily living, and other facilities not classified as Skilled Nursing/Transitional Care or Senior Housing. Stabilized Facility At the time of acquisition, the Company classifies each facility as either stabilized or pre-stabilized. In addition, the Company may classify a facility as pre- stabilized after acquisition. Circumstances that could result in a facility being classified as pre-stabilized include newly completed developments, facilities undergoing major renovations or additions, facilities being repositioned or transitioned to new operators, and significant transitions within the tenants’ business model. Such facilities will be reclassified to stabilized upon maintaining consistent occupancy (85% for Skilled Nursing/Transitional Care facilities and 90% for Senior Housing communities) but in no event beyond 24 months after the date of classification as pre-stabilized. Stabilized Facilities exclude (i) Senior Housing - Managed communities, (ii) facilities held for sale, (iii) facilities being sold pursuant to the Company's CCP portfolio repositioning, (iv) facilities being transitioned to a new operator, (v) facilities being transitioned from leased by the Company to being operated by the Company and (vi) facilities acquired during the three months preceding the period presented. Total Debt Consolidated Debt plus the Company's pro rata share of the principal balances of the debt of the Company’s unconsolidated joint venture. Total Debt, Net Consolidated Debt, Net plus the Company's pro rata share of the carrying amount of the debt of the Company’s unconsolidated joint venture. Total Enterprise Value Consolidated Enterprise Value plus the Company's pro rata share of the principal balances of the debt of the Company's unconsolidated joint venture. *Non-GAAP Financial Measures Reconciliations, definitions and important discussions regarding the usefulness and limitations of the Non-GAAP Financial Measures used in this supplement can be found at http://www.sabrahealth.com/investors/financials/reports-presentations/non-gaap. 31 SABRA 2Q 2018 SUPPLEMENTAL INFORMATION June 30, 2018